UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

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HYB HOLDING CORP.

(Exact name of registrant as specified in its charter)

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Utah	0-51012	84-2528660
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 Broad Street, 16th Floor, New York, New York 10004

(Address of Principal Executive Office) (Zip Code)

844-926-3399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 12, 2020, HYB Holding Corp. (the "Corporation") entered into an exchange agreement with Medi-Scan, Inc. ("Medi-Scan") and all of the shareholders of Medi-Scan (the "Exchange Agreement"), pursuant to which all of the shareholders of Medi-Scan agreed to transfer all of the issued and outstanding stock of Medi-Scan to us, and we agreed to issue to the shareholders of Medi-Scan 156,837 shares of our Series A Preferred Stock (the “Share Exchange”).

The members of the Corporation's Board of Directors were also members of the Board of Directors of Medi-Scan when the Exchange Agreement was negotiated.

ITEM 5.03        AMENDMENT TO ARTICLES OF INCORPORATION

On November 12, 2020 the Corporation's Board of Directors amended our Articles of Incorporation to designate 156,837 shares of previously authorized preferred stock as "Series A Preferred Stock". Each share of Series A Preferred Stock is convertible into 2,000 shares of Common Stock, and has voting rights equal to those of the holders of 2,000 shares of Common Stock. Upon liquidation of the Corporation, the holder of a share of Series A Preferred Stock will receive a preferential distribution of $0.01 and will then share in the liquidating distribution on an "as converted" basis.

ITEM 2.01        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 16, 2020 (the "Closing Date"), we completed the acquisition of Medi-Scan pursuant to the Exchange Agreement. The acquisition will be accounted for as a "reverse acquisition" effected as a recapitalization effected by a share exchange, wherein Medi-Scan is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

 As a result of the Share Exchange, there are currently 323,375,633 shares of the Corporation's Common Stock outstanding on a fully-diluted basis.

We have included in Item 5,06 below the information that would be required if the registrant were filing a general form for registration of securities on Form 10, including a complete description of the business and operations of Medi-Scan.

ITEM 3.02        UNREGISTERED SALE OF EQUITY SECURITIES

As a condition to closing of the Share Exchange, on November 16, 2020 the Corporation issued 7% Convertible Debentures in the aggregate principal amount of $381,480 to the four investors who had previously purchased 7% Exchangeable Notes from Medi-Scan. The Debentures have a maturity date of January 31, 2024, and prepayment is not allowed. Commencing six months after issuance, the holders may convert the Debentures into HYB Holding Common Stock. The conversion price will be 70% of the lowest VWAP during the five trading days preceding conversion. No holder may convert, however, into a number of shares that, combined with all shares owned by the holder and any affiliates, exceeds one percent of the outstanding shares of HYB Holding Common Stock.

ITEM 5.01        CHANGES IN CONTROL OF REGISTRANT

As a result of the closing of the Exchange Agreement, the former shareholders of Medi-Scan now own 97% of the Corporation's equity interest.

ITEM 5.03        CHANGES IN FISCAL YEAR

The fiscal year-end for Medi-Scan is December 31.  On November 12, 2020, the Corporation's Board of Directors approved changing the fiscal year-end of the Corporation from June 30 to December 31 as a result of the reverse acquisition of Medi-Scan.

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ITEM 5.06        CHANGE IN SHELL CORPORATION STATUS

On November 16, 2020, the Corporation acquired Medi-Scan in a reverse acquisition transaction. Prior to the Share Exchange, the Corporation was a shell company as defined in Rule 12b-2 under the Exchange Act. As a result of the transactions under the Exchange Agreement, the Corporation is no longer a shell company. Accordingly, we are including in this Report the following information, which is the information that would be included in a Form 10 if we were to file a Form 10 with the SEC.

DESCRIPTION OF BUSINESS

Medi-Scan, LLC (subsequently converted to Medi-Scan, Inc.) was organized in September 2018 to develop medical imaging technology contributed to Medi-Scan by Richard Parker, who became Medi-Scan's Chief Research Officer. (See: "Management"). In December 2018, Medi-Scan and Mr. Parker signed a Technology Assignment Agreement, pursuant to which Mr. Parker assigned to Medi-Scan the entire ownership interest in the intellectual property owned by Mr. Parker relating to medical imaging (the "Parker IP"). In exchange for the Parker IP, the organizers of Medi-Scan agreed to issue to Mr. Parker a 25% equity interest in Medi-Scan.

Since December 2018 Medi-Scan has been engaged exclusively in developing software based on the Parker IP. In September 2020, Medi-Scan (identifying Richard Parker as Inventor and Applicant) filed a provisional patent application with the U.S. Patent and Trademark Office (Application No. 63/198.041) for a System Method, Apparatus, and Computer Program Product for Ultrasonic Clinical Decision Support. We currently have under consideration eight other patent applications based on the Parker IP and our subsequent research, some or all of which we may file as resources permit:

•	Method and Process for evaluating an intubated COVID-19 patient disease state based on ultrasound findings
•	Method and Process for quantifying extravascular lung water (EVLW) in a COVID-19 infected lung patient
•	Method and Process for discriminating between blood and water in a COVID-19 infected lung patient
•	Method and Process for detecting the progression or decline of a COVID-19 infected lung patient
•	Method and Process for generating a predictive metric for monitoring the progression or decline of a COVID-19 infected lung patient
•	Method for Automated Digital Ultrasound Analysis and Reporting
•	Method and Process for Predictive Analytical Imaging
•	A Method and process to repair cardiac muscle damage

What we have developed is a novel medical imaging technology APP, which features interpretation based on observation (something that can be seen) rather than inference (an educated guess). Our software applies this analysis to classic B-mode ultrasound, but converts the gray scale images into digital images, identifying water-filled hypoechoic structures (tissue in the body that is more dense than usual), thus permitting an objective evaluation of tissue integrity. Hypoechoic structures are typically found in tissue linings, are readily identified by our APP technology, and yield images in our APP of fine lines with all background speckle noise removed. Once we have seen the structure of the underlying tissue in this way, we can apply observational metrics to give numerical evaluations instead of subjective guesses.

We have adapted the Parker IP into an APP, so that the user requires only a cell phone to accept images into the APP from a conventional ultrasound machine. Those images are then loaded into our Cloud processor, manipulated on the cell phone display, and within three to five minutes a final processed report is returned to the cell phone (or email). Our APP's report then permits the doctor to see into what is a blur on a conventional ultrasound report by resolving water-filled boundary layers to indicate firm outlines. That identification enables structural evaluation and, in particular, identifies injuries expressed as broken tissue component.

Our APP permits the user to publish reports that express tissue health, tissue dimensions and comparative analysis. Among the faculties are:

•	Comparison of patient visit reports over time. Our system tracks fiber bundle counts which are reduced with injury but increased with rehabilitation. By month-to-month comparison, we are able to track patient improvement digitally.
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•	Identification and computation of organ dimensions. Deep internal organ structures must be imaged with lower frequency ultrasounds. Nevertheless, our system permits evaluation of the same tissue boundary conditions and, in particular, evaluates the incident reflation (surface) as well as the backscatter reflation (interior). Once these structures are identified, we are able to build a 3D articulated model, which also enables internal and external measurements.
•	Tissue Taggingtm. Frequent tissue structures have overlapping regions that inhibit a visual evaluation. As our technology first converts the underlying tissue structure to a digital form, we are developing a capacity to take that form, integrate it into a unified form, and then make that structure become transparent. Once the "Tissue Tag" has been applied and the structure is transparent, our system reveals the underlying tissue. In addition, as each tendon is a separate structure, we can compute the diameter of each tendon and the internal volume of related areas. This volume can then be translated directly into pressure metrics and displayed to the patient to demonstrate that the therapy is working.
•	Detect and prevent future injuries. Dense tissues consisting of rope-like structures go through several discrete stages as they are stressed. A tendon, for example, is stretched and then returns to its original length and condition. When the tendon is stressed beyond a certain point, however, it enters a "Plastic Region" in which the tendon does not return to its former shape. If stressed beyond this point, the tendon will break. Unfortunately, in all dense tissues, the range from linear stress to plastic region is very difficult to observe on B-mode ultrasound. However, through a technique known as acoustoelasticity coupled with our technology, we can identify plastic regions and alert the physician to the risk that has developed.

By means of a cell phone (Apple or Android) and a portable ultrasound device, the Medi-Scan technology has the potential to offer high definition medical imaging in situ, potentially altering the efficiency and effectiveness of sports medicine and ER services everywhere.

COVID-19 Applications

Our current development plan contemplates that we will initiate human testing under an EUA (Emergency Use Authorization) from the FDA relating to the COVID-19 pandemic. We have filed two EUA applications, one for use of our system to image the heart, one to image the lungs. If granted, the EUA would enable us to accelerate human testing of our technology for the duration of the pandemic.

Our cloud-based application is peculiarly useful within the COVID-19 context, as it provides 3D high-definition ultrasound images that enable the physician to discern the presence of COVID-19 lung lesions within a cloudy ultrasound image. Using a portable ultrasound device coupled to our APP reduces the pressure on hospitals to transport patients to land-locked CT/MRI devices for scans, with the resulting risk of transient infection. By bridging the gap in imaging, the Medi-Scan APP system helps triage COVID-19 patients at the ER.

Our template-guided system also facilitates ongoing monitoring of the COVID-19 patient by capturing the current region of interest, computing the relative brightness and fiber count (density) of the lesion, and comparing the results against prior scans, thus alerting medical personnel to changes within a chart.

The ER staff at a major New York teaching hospital, located in one of the hot spots in the early onslaught of COVID-19, tested a combination of our ultrasound APP with a portable ultrasound probe in their process for COVID-19 care, and provided us with favorable, albeit anecdotal results. They reported that the displays appeared to be capable of quantifying lung lesions as to density and enabling day-to-day comparisons. Their assessment of the direction we are taking development was that the tool we are focused on would make the life of medical personnel easier.

Competition

The direct competition for our system will come from manufacturers of ultrasound scanning machines. The leading competitors in volume are Phillips, Siemens and Toshiba, but there are at least fourteen other significant competitors. The focus of most competitors is on high-priced machines for institutions. We intend our system to be mobile and inexpensive.

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Employees

HYB Holding currently has no employees. There are currently two individuals who devote substantially all of their business time to Medi-Scan: our COO and our CRO. They are assisted by seven hourly employees, all of whom work for Medi-Scan on a part time basis.

Property

HYB's executive offices are located at 90 Broad Street, 16th Floor, New York, New York. The offices are provided by our CEO free-of-charge.

RISK FACTORS

Investing in our common stock involves risk. You should carefully consider the risks described below together with all of the other information contained in this Report, including the financial statements and the related notes, before deciding whether to purchase any shares of our common stock. If any of the following risks is realized, our business, financial condition or operating results could materially suffer. In that event, the trading price of our common stock could decline and you may lose all or part of your investment.

Our business plan will fail unless we are able to secure substantial additional capital contributions.

In its report on the Medi-Scan financial statements for the year ended December 31, 2019, Medi-Scan's independent registered public accounting firm stated that Medi-Scan's financial condition raises substantial doubt as to its ability to continue as a going concern. The risk of investing in a company whose financial statements carry a going concern opinion is that you are likely to lose all of your investment if the company fails to continue as a going concern. In the case of HYB Holding Corp., completion of the development of our imaging system and securing government approval of its use in the U.S and the European Union will require an investment of several million dollars. We currently have only modest cash resources, and no one has committed to provide us additional capital. If we are not able to convert our business into a going concern, investors in the Company will lose their investment.

We have no full time employees.

There are currently two individuals who devote most of their business time to Medi-Scan. They are assisted by seven hourly part-time employees. This situation enables us to adjust to increases and decreases in our cash resources. It is, however, not a satisfactory situation for sound administration. The lack of a full-time management staff impedes the development of long-term goals and the consistent implementation of such goals as we have. The lack of a dedicated research staff likewise impedes the development of a long-term research strategy and its implementation. We intend to expand our staff and engage more full-time personnel when we have the cash resources needed. In the meantime, there is a risk that our lack of a complete management team will delay or imperil the implementation of our business plan.

Our business plan will not be effective unless we develop and effective marketing network.

We have not yet commenced the development of the marketing network that will deliver our imaging system to the medical community. An important part of our sales process will include the education of physicians on the safe and effective use of our products. There is a learning process for physicians to become proficient in the use of our products and it typically takes several procedures for a physician to become comfortable using the product. If a physician experiences difficulties during an initial procedure or otherwise, that physician may be less likely to continue to use our product, or to recommend it to other physicians. It is critical to the success of our commercialization efforts that our marketing agents educate physicians on the proper use of the system, and provide them with adequate product support during clinical procedures. If, therefore, we do not organize a skilled marketing network, our product launch will fail.

The success of our imaging system in securing a substantial market will depend in part on our ability to maintain its compatibility with software systems used in the more popular portable ultrasound devices.

Our imaging system will be designed to work in congress with generally available portable ultrasound devices. It will be crucial, therefore, that the software in our system be compatible with the software in most of those devices to enable it to efficiently interface with the ultrasound devices in use throughout the medical industry. If we fail to keep abreast of impending changes in prevailing software systems, we could find it difficult to market our APP.

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Government regulation of our use of individually identifiable data may increase our costs and interfere with the efficient use of our imaging system.

Both state and federal regulations apply to our use of customer information in general, and particularly to our access to patient medical information. Our efforts to comply with such regulations will entail development or purchase of costly software systems, which will reduce funds available for product development. Additionally, the success of our operations depends upon the secure transmission of confidential information over public networks. The intentional or negligent actions of employees, business associates or third parties may undermine our security measures. As a result, unauthorized parties may obtain access to our data systems and misappropriate confidential data. There can be no assurance that advances in computer capabilities, new discoveries in the field of cryptography or other developments will prevent the compromise of our patient information. If any such compromise of our security or the security of information residing in our systems were to occur, it could have a material adverse effect on our reputation, operating results and financial condition.

Political, economic and regulatory influences are subjecting the healthcare industry to potential fundamental changes that could substantially affect our results of operations.

Government and private sector initiatives to limit the growth of healthcare costs, including price regulation, competitive pricing, coverage and payment policies, comparative effectiveness of therapies, technology assessments and alternative payment models, are continuing. These changes are causing the marketplace to put increased emphasis on the delivery of more cost-effective treatments. Certain provisions of the legislation will not be effective for a number of years and it is unclear what the full impact of the legislation will be. Provisions of this legislation, including Medicare provisions aimed at improving quality and decreasing costs, comparative effectiveness research, an independent payment advisory board, and pilot programs to evaluate alternative payment methodologies, could meaningfully change the way healthcare is developed and delivered, and may adversely affect our business and results of operations. Further, we cannot predict what healthcare programs and regulations will be ultimately implemented at the federal or state level, or the effect of any future legislation or regulation in the U.S. or internationally. However, any changes that lower reimbursements for our services, reduce medical procedure volumes or increase cost containment pressures on us or other participants in the healthcare industry could adversely affect our business and results of operations.

The manufacture, distribution, marketing and use of our products are subject to extensive regulation and increased scrutiny by the Food and Drug Administration (FDA).

Any new medical device must undergo lengthy and rigorous testing and other extensive, costly and time-consuming procedures mandated by FDA and foreign regulatory authorities. Changes to current products may be subject to vigorous review, including additional 510(k) and other regulatory submissions, and approvals are not certain. Our facilities must be approved and licensed prior to production and remain subject to inspection from time to time thereafter. Failure to comply with the requirements of FDA or other regulatory authorities, including a failed inspection or a failure in our adverse event reporting system, could result in adverse inspection reports, warning letters, product recalls or seizures, monetary sanctions, injunctions to halt the manufacture and distribution of products, civil or criminal sanctions, refusal of a government to grant approvals or licenses, restrictions on operations or withdrawal of existing approvals and licenses. Any of these actions could cause a loss of customer confidence in us and our products, which could adversely affect our sales and results of operations.

Federal and State Laws Pertaining to Healthcare Fraud and Abuse Could Adversely Affect Our Business.

We are subject to various federal and state laws targeting fraud and abuse in the healthcare industry, including anti-kickback laws, false claims laws, laws constraining the sales, marketing and other promotional activities of manufacturers of medical devices by limiting the kinds of financial arrangements we may enter into with physicians, hospitals, laboratories and other potential purchasers of medical devices, laws requiring the reporting of certain transactions between us and healthcare professionals and HIPAA, as amended by HITECH, which governs the conduct of certain electronic healthcare transactions and protects security and privacy of protected health information. Violations of these laws are punishable by criminal or civil sanctions, including substantial fines, imprisonment and exclusion from participation in government healthcare programs such as Medicare and Medicaid. Many of the existing requirements are new and have not been definitively interpreted by state authorities or courts, and available guidance is limited. Unless and until we are in full compliance with these laws, we could face enforcement action and fines and other penalties, and could receive adverse publicity, all of which could materially harm our business. In addition, changes in or evolving interpretations of these laws, regulations, or administrative or judicial interpretations, may require us to change our business practices or subject our business practices to legal challenges, which could have a material adverse effect on our business, financial condition and results of operations.

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The design, manufacture and marketing of our imaging system will entail an inherent risk of product liability claims.

Manufacturing and marketing of our imaging system may expose us to product liability and other tort claims. Although we intend to secure liability insurance, the coverage limits of our insurance policies may not be adequate and one or more successful claims brought against us may have a material adverse effect on our business and results of operations. A failure by our imaging system to properly disclose information in the manner we warrant could result from component failures, manufacturing flaws, design defects or inadequate disclosure of product-related risks or product-related information. Any resulting product liability claims may be brought by individuals or by groups seeking to represent a class. The outcome of litigation, particularly class action lawsuits, is difficult to assess or quantify. Additionally, product liability claims could negatively affect our reputation, continued product sales, and our ability to obtain and maintain regulatory approval for our products.

We rely heavily on our technology and intellectual property, but we may be unable to adequately or cost-effectively protect or enforce our intellectual property rights, thereby weakening our competitive position and increasing operating costs.

To protect our rights in our services and technology, we will rely on a combination of copyright and trademark laws, patents, trade secrets, confidentiality agreements with employees and third parties, and protective contractual provisions. We will also rely on laws pertaining to trademarks and domain names to protect the value of our corporate brands and reputation. Despite our efforts to protect our proprietary rights, unauthorized parties may copy aspects of our services or technology, obtain and use information, marks, or technology that we regard as proprietary, or otherwise violate or infringe our intellectual property rights. In addition, it is possible that others could independently develop substantially equivalent intellectual property. If we do not effectively protect our intellectual property, or if others independently develop substantially equivalent intellectual property, our competitive position could be weakened.

Effectively policing the unauthorized use of our services and technology is time-consuming and costly, and the steps taken by us may not prevent misappropriation of our technology or other proprietary assets. The efforts we have taken to protect our proprietary rights may not be sufficient or effective, and unauthorized parties may copy aspects of our services, use similar marks or domain names, or obtain and use information, marks, or technology that we regard as proprietary. We may have to litigate to enforce our intellectual property rights, to protect our trade secrets, or to determine the validity and scope of others’ proprietary rights, which are sometimes not clear or may change. Litigation can be time consuming and expensive, and the outcome can be difficult to predict.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Medi-Scan was originally organized as a Florida limited liability company named "Medi-Scan, LLC". In August 2020, in accordance with applicable provisions of Florida law, Medi-Scan LLC formally converted into a Florida profit corporation named "Medi-Scan, Inc." The financial statements filed with this Report cover a period prior to the conversion, and so are the financial statements of Medi-Scan, LLC. An adjustment to the equity statement will be made during the quarter ended September 30, 2020 to reflect the effect of the conversion on members'/shareholders equity.

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Results of Operations

Medi-Scan is in its pre-revenue period, and will remain so until it obtains approval to market its medical device from with the U.S. FDA or the comparable agency of the European Union.

Since our only activities are research and development, our expenses are primarily salaries and consulting and service fees. Until May 2020 we paid $1,447 per month to a member of our Board to rent space in his law firm's offices; we now obtain use of office space free-of-charge. In addition, we incur $3,241 per month in amortization costs, as we are amortizing over a three year period the intangible assets that Richard Parker contributed to Medi-Scan. The other expenses on our Statements of Operations are almost entirely salary and service fees.

During the six months ended June 30, 2020 we incurred $97,312 and during the year ended December 31, 2019 we incurred $319,541 in research and development expense, including both our obligation to Richard Parker for his continuing services as well as the fees payable to the several technicians who work under him. Similarly the greater portion of our general and administrative expenses and administrative expenses - related party consists in compensation for services, primarily legal and bookkeeping services. Since during this period, Mr. Parker was the only individual receiving compensation for full-time services, we have been able to accommodate our personnel expenses to our cash resources with some facility.

We will continue to incur losses, up to the amount of our cash resources, until we begin to generate revenues at a level adequate to sustain our operations without cash infusion.

Liquidity and Capital Resources

As of June 30, 2020 Medi-Scan had only $191 in cash, and had accounts payable totaling $2,056, for a working capital deficit of $1,865. In August and September Medi-Scan sold four 7% Exchangeable Notes for total proceeds of $375,000, and so was again able to fund its operations. Nevertheless, it is obvious that HYB Holding will have to obtain substantial capital infusions in order to fund the continuing development of Medi-Scan's technology and the costs of securing the necessary governmental approvals.

Until the sale of the 7% Exchangeable Notes, Medi-Scan had financed its operations from capital contributions of the shareholders. For the sake of efficiency, the capital contributions were held in a bank account maintained by one of the members of management. The funds in that account are identified on Medi-Scan's financial statements as "due from related party." For purpose of analysis, those funds can be considered to be cash.

In both the six month period ended June 30, 2020 and the year ended December 31, 2019, Medi-Scan's net loss was substantially equal to its use of cash, treating the capital contributions held in the Due from Related Party account as cash. The only significant non-cash expenses incurred by Medi-Scan are its amortization expense, as it is amortizing its intangible assets over a three year life. The only other way in which Medi-Scan avoided taking the full brunt of its net losses in its cash account was to increase its accounts payable during the year ended December 31, 2019 and the approximately three month period ended December 31, 2018. But then during the six months ended June 30, 2020, Medi-Scan reduced its accounts payable balance by an amount approximately equal to the increases during the previous fifteen months.

For the near-term Medi-Scan expects to have only three individuals working on a full-time basis: its COO, its CRO and an individual soon to be engaged as CTO. The seven other individuals who provide services to Medi-Scan at this time do so on an hourly, as needed basis. We have some ability, therefore, to adjust our cash burn rate to our resources. Nevertheless, the task of bringing a complex medical device to market is an expensive task. We will require millions of dollars to accomplish it. Management intends to pursue one or more offerings of securities in order to obtain the necessary funds. At present, however, no commitments for future funding have been received.

Critical Accounting Policies and Estimates

In preparing our financial statements we are required to formulate working policies regarding valuation of our assets and liabilities and to develop estimates of those values.  In our preparation of the financial statements for the years ended December 31, 2019 and the period from inception to December 31, 2018, as well as the six month periods ended June 30, 2020 and 2019, there was one estimate made which was (a) subject to a high degree of uncertainty and (b) material to our results.  That was our determination to amortize our intangible assets over a useful like of three years, as described in Note 4 to our financial statements. We based that amortization schedule on our expectation that the technology in our field will develop rapidly.

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Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition or results of operations.

Recent Accounting Pronouncements

There were no recent accounting pronouncements that have or will have a material effect on the Corporation’s financial position or results of operations

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 13, 2020, information with respect to the securities holdings of (i) our officers and directors, and (ii) all persons which, pursuant to filings with the SEC and our stock transfer records, we have reason to believe may be deemed the beneficial owner of more than five percent (5%) of any class of the Corporation's voting stock. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. This table has been prepared based on 156,837 shares of Series A Preferred Stock and 9,701,269 shares of Common Stock outstanding as of November 13, 2020.  Unless otherwise specified, the address of each of the persons set forth below is in care of the Corporation, 90 Broad Street, 16th Floor, New York, NY 10004.

	Common Stock			Series A Preferred
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class	Amount and Nature of Beneficial Ownership(1)	Percentage of Class	Total Voting Power
David Rubin	6,465,442	(2)	66.6%	39,209	25.0%	26.2%
Manuel Iglesias	0		—	3,137	2.0%	1.9%
Denis Kleinfeld	0		—	—	—	—
All officers and directors as a group (4 persons)	6,465,442	(2)	66.6%	42,346	27.0%	28.1%
Richard F. Parker & Charlotte B. Parker Revocable Living Trust	0		—	29,407	18.8%	18.1%

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(1)	Ownership is of record and beneficial unless otherwise noted.
(2)	Includes 6,465,442 common shares and 32,209 Series A Preferred Shares owned by Storm Funding LLC. David Rubin is the sole member and manager of Storm Funding LLC.

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MANAGEMENT

Directors and Executive Officers

The Share Exchange did not effect any change in our Management, as the officers and directors of the Corporation remained the same. The names of our current officers, directors and key employees, as well as certain information about them, are set forth below:

Name	Age	Position with Corporation	Director Since
David Rubin	44	Chairman of the Board, Chief Executive Officer	2020
Manuel Iglesias	65	Director, President (Chief Operating Officer)	2020
Denis Kleinfeld	74	Director	2020
Robert Brantl	67	Secretary	--
Richard F. Parker	78	Chief Research Officer - Medi-Scan	--

Directors hold office until the annual meeting of the Corporation’s stockholders and the election and qualification of their successors. Officers hold office, subject to removal at any time by the Board, until the meeting of directors immediately following the annual meeting of stockholders and until their successors are appointed and qualified.

Information concerning the directors, officers and key employees of the Corporation follows:

David Rubin. Mr. Rubin has been appointed to the Board so that he may contribute his skills and experience in financial management. Since 2020, Mr. Rubin has served as Chairman and CEO of Medi-Scan, Inc., which is engaged in developing a medical device. Since 2010 Mr. Rubin has served as CEO of Capital Stack, LLC, which is engaged in the business of making cash advances to merchants. Since 2012 Mr. Rubin has also served as CEO of ACH Capital, LLC and since 2016 as CEO of eProdigy Financial LLC, both of which are likewise in the business of making merchant cash advances.

Manuel Iglesias. Mr. Iglesias has been appointed to the Board so that he may contribute his skills and experience in corporate management. Since 2009 Mr. Iglesias has been engaged in the practice of law as sole member of Manuel E. Iglesias P.A. Since 2017, Mr. Iglesias has served as President of Medi-Scan, Inc. (formerly as Manager of Medi-Scan LLC), which is engaged in developing a medical device. From 2007 until May 2018 Mr. Iglesias served as President, CEO and a member of the Board of Directors of Hygea Holdings Corp., which provided primary care medical services. From 2012 until 2016, Hygea Holdings Corp. filed reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act. In March of 2020 Hygea Holdings Corp. petitioned for relief under Chapter 11 of the U.S. Bankruptcy Code. From 2017 to 2019 Mr. Iglesias also served on the Board of Directors of Organicell Regenerative Medicine Inc., which files reports pursuant to Section 12(g) of the Securities Exchange Act. Mr. Iglesias is currently the National Chairman of the Republican National Lawyers Association. Mr. Iglesias was awarded an MBA degree by the University of Chicago in 1981 and a J.D. degree by the University of Chicago in 1979.

Denis Kleinfeld. Mr. Kleinfeld has been appointed to the Board of Directors so that he may contribute his skills and experience in business planning and regulatory compliance. Since 2016 Mr. Kleinfeld has been engaged in the practice of law under the name Kleinfeld Legal Advisors. For more than six years prior to 2016, Mr. Kleinfeld practiced law as principal of the Kleinfeld Law Firm. Both of those practices encompassed matters of international tax and estate law. Mr. Kleinfeld was awarded a J.D. degree by the Loyola University of Chicago School of Law in 1970.

Robert Brantl. Mr. Brantl served as the sole officer and director of HYB Holding Corp. from July 2017 until September 4, 2020. Since 1980, Mr. Brantl has been employed as an attorney, licensed to practice law in the State of New York. He has been a sole practitioner, specializing in matters of securities regulation and corporate finance, since 1998. Mr. Brantl was awarded a J.D. degree by the Harvard Law School in 1979.

10

Richard F. Parker. Mr. Parker developed the technology that is the basis for Medi-Scan's business plan. He has served as Chief Research Officer for Medi-Scan since 2018. Prior to joining Medi-Scan, Mr. Parker had been employed as an engineer and business executive for 37 years, most recently as President and then Chief Technology Officer of CytoWave LLC. In 2008 Mr. Parker was awarded a patent for a Method and Apparatus for Generating a Therapeutic Magnetic Wave, which formed the basis for the business of CytoWave. Currently Mr. Parker has seven patents pending, all relating to the use of ultrasound in detecting and diagnosing COVID-19 and other maladies. During the past ten years Mr. Parker has published fourteen papers and made a number of presentations, most focused on magnetic imaging and the treatment of sports and equine injuries. Mr. Parker was awarded a M.S.E.E. degree by the Georgia Institute of Technology in 1971.

Legal Matters

David Rubin. In 2002, in an administrative proceeding before the Securities and Exchange Commission relating to David Rubin's earlier employment by a broker-dealer, without any admission of wrongdoing, David Rubin consented to the entry of an order barring Mr. Rubin from association with any broker or dealer. In 2004, without admission of any wrongdoing David Rubin entered into a final judgment by consent that was filed in the United States District Court for the District of Columbia. The judgment permanently enjoined Mr. Rubin from future violations of Sections 5(a), 5(c) and 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder. The judgment resolved an action regarding a private placement by Mr. Rubin and others of securities of an issuer they controlled. Subsequently, by reason of the judgment, the Securities and Exchange Commission entered an order barring Mr. Rubin from association with any broker or dealer.

Denis Kleinfeld. In 1981 Denis Kleinfeld entered into a final judgment by consent that was filed in the United States District Court for the Northern District of Illinois. The judgment permanently enjoined Mr. Kleinfeld from future violations of Sections 5(a), 5(c) and 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder. Mr. Kleinfeld was also barred from engaging in certain private offerings of securities for a period of three years. The judgment resolved an action in which the Securities and Exchange Commission had alleged that Mr. Kleinfeld and others had utilized misleading disclosure documents in connection with a private offering of securities.

Family Relationships

There are no family relationships among any of our officers or directors.

Corporate Governance

Board Committees

We presently do not have an audit committee, compensation committee or nominating committee or committee performing similar functions, as our management believes that until this point it has been premature at the early stage of our management and business development to form an audit, compensation or nominating committee. Until these committees are established, these decisions will continue to be made by our Board of Directors.

Director Independence

We currently do not have any independent directors, as the term "independent" is defined by the rules of the NYSE Anerican.

Code of Ethics

The Corporation has not adopted a formal code of ethics applicable to its executive officers. The Board of Directors has determined that the Corporation’s financial operations are not sufficiently complex to warrant adoption of a formal code of ethics.

11

EXECUTIVE COMPENSATION

HYB Holding Corp.

HYB Holding has paid no compensation to any officer or director during the past three fiscal years or any subsequent period.

Medi-Scan, Inc.

Medi-Scan did not pay compensation to any officer or director for services in those roles during its past two fiscal years. Since May 2020, Medi-Scan has paid the law firm of Manuel E. Iglesias P.A. $10,000 per month as compensation for the services of Manuel Iglesias as Medi-Scan's Chief Operating Officer.

Employment Agreements

Richard Parker. Medi-Scan executed a Chief Research Officer Agreement dated December 18, 2018 with 6 Sigma, LLC, whose manager is Richard Parker. The Agreement provides that Mr. Parker will be designated Chief Research Officer of Medi-Scan, responsible for supervising the fulfillment of Medi-Scan's research and development programs. In particular, subject to approval of Medi-Scan's Chief Operating Officer, Mr. Parker is authorized to supervise Medi-Scan's research and development personnel, and to pursue such research projects as are determined by the COO. The Agreement provides for base compensation of $72,000 per year, and provided Mr. Parker a dilutable 25% interest in Medi-Scan. The Agreement may be terminated by Medi-Scan for cause and by Mr. Parker at will.

All of our other officers serve on an at-will basis.

Grants of Plan-Based Awards

During the period commencing January 1, 2019 to the current date, there were no grants of plan-based awards to our named executive officers by HYB Holding or by Medi-Scan.

Option Exercises and Stock Vested

During the period commencing January 1, 2019 to the current date, there were no option exercises or vesting of stock awards by our named executive officers.

Outstanding Equity Awards at Fiscal Year End

During the period commencing January 1, 2019 to the current date, none of our executive officers received any equity awards, including, options, restricted stock or other equity incentives, from either HYB Holding or Medi-Scan.

Compensation of Directors

None of the members of our Board of Directors receives any compensation for service on the Board, other than compensation for service as an officer of the Corporation.

 TRANSACTIONS WITH RELATED

PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Transactions with Related Persons

During 2019 and until May 2020, Medi-Scan paid $10,000 per month to a law firm owned by Denis Kleinfeld, a member of the Board of Directors of HYB Holding. The payment was compensation for use of the law firm's offices as the executive offices of Medi-Scan, for the administrative and other services of employees of the law firm, and for legal services by Mr. Kleinfeld.

12

Except as described above, there have been no transactions since January 1, 2019, or any currently proposed transaction, in which HYB Holding or Medi-Scan was or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the total assets of Medi-Scan at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Review, approval or ratification of transactions with related persons

We do not have any special committee, policy or procedure related to the review, approval or ratification of related party transactions.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON OUR COMMON

EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our Common Stock is currently listed for trading on the Pink Market maintained by OTC Markets under the symbol “HYBG”. The bid quotations reported on the OTC Pink Market reflect inter-dealer prices without retail markup, markdown or commissions, and may not necessarily represent actual transactions.

The Corporation's common stock is very thinly traded. It seldom trades more than once or twice in any week, and during many weeks there are no trades. The quoted bid and asked prices for the common stock vary significantly from week to week. An investor holding shares of the Corporation's common stock may find it difficult to sell the shares and may find it impossible to sell more than a small number of shares at the quoted bid price.

Holders

Our shareholders list contains the names of 89 stockholders of record of the Corporation’s Common Stock.

Dividends

Any future decisions regarding dividends will be made by our board of directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our board of directors has complete discretion on whether to pay dividends, subject to the approval of our stockholders. Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

 Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

RECENT SALE OF UNREGISTERED SECURITIES

Except for the Share Exchange and the related issuance of 7% Convertible Debentures, HYB Holding has not sold any of its securities during the past three years.

13

During the past three years, Medi-Scan, Inc. (or its predecessor Medi-Scan, LLC) has made two sales of securities. Each sale was exempt from the registration requirements of the Securities Act of 1933 because it was made privately to a sophisticated investor who was purchasing the securities for his investment and not with a view to resale.

•	Sale of 25% membership interest to Storm Funding, LLC in May 2020 in exchange for commitment to contribute $250,000 to capital.
•	Sale of 7% Exchangeable Promissory Notes to four investors in August and September 2020 for payment of $375,000. (See: "Description of Securities: 7% Exchangeable Promissory Notes".)

DESCRIPTION OF SECURITIES

The Articles of Incorporation of HYB Holding authorize the Board of Directors to issue up to 200,000,000 shares of Common Stock, $.001 par value, 156,837 shares of Series A Preferred Stock, $.001 par value, and 1,843,163 shares of undesignated Preferred Stock.

Common Stock. Each share of common stock entitles a stockholder to one vote on all matters upon which stockholders are permitted to vote. Common stock does not confer on the holder any preemptive right or other similar right to purchase or subscribe for any additional securities issued by us, and is not convertible into other securities. No shares of common stock are subject to redemption or any sinking fund provisions. The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

Series A Preferred Stock. Each share of Series A Preferred Stock is convertible by the holder into two thousand (2,000) shares of common stock. Each share of Series A Preferred Stock entitles a stockholder to voting rights equivalent to those of 2,000 shares of common stock on all matters upon which stockholders are permitted to vote. Series A Preferred Stock does not confer on the holder any preemptive right or other similar right to purchase or subscribe for any additional securities issued by us. No shares of Series A Preferred Stock are subject to redemption or any sinking fund provisions. The holders of shares of our Series A Preferred Stock are entitled to dividends out of funds legally available when and as declared by our board of directors. In the event of our liquidation, dissolution or winding up, holders of our Series A Preferred Stock are entitled to receive, ratably, a preferential payment of $.01 per share, then to share pro rate in the the net assets available to stockholders after payment of all creditors on an as-converted basis.

Undesignated Preferred Stock. The Board of Directors has authority, without shareholder approval and by resolution of the Board of Directors, to amend the Corporation's Articles of Incorporation to divide the class of undesignated Preferred Stock into series, to designate each such series by a distinguishing letter, number or title so as to distinguish the shares thereof from the shares of all other series and classes, and to fix and determine the following relative rights and preferences of the shares of each series so established, including (i) the rate of dividend, (ii) the price at which, and the terms and conditions on which, the shares may be redeemed, (iii) the amount payable upon the shares in the event of involuntary liquidation, (iv) the amount payable upon the shares in the event of voluntary liquidation, (v) any sinking fund provision for the redemption or purchase of the shares, and (vi) the terms and conditions on which the shares may be converted to shares of another series or class, if the shares of any series are issued with the privilege of conversion.

 Transfer Agent and Registrar

Our independent stock transfer agent is Standard Registrar & Transfer Company. Its address is 440 East 400 South, Suite 200, Salt Lake City, Utah 84111. Its telephone number is ; (801) 571-8844 ..  The transfer agent's website is located at www.standardtransferco.com.

14

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Articles of Incorporation of HYB Holding provide that HYB Holding will indemnify its directors and officers to the fullest extent possible in accordance with applicable Utah law.

Sections 902 and 907 of the Utah Revised Business Corporation Act authorizes a corporation to provide indemnification to a director, officer, employee or agent of the corporation who is made a party to a proceeding because he is or was a director, officer, employee or agent of the corporation if his conduct was in good faith, he reasonably believed his conduct to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful, and except that a corporation may not indemnify a person in connection with a proceeding in which the person is adjudged liable to the corporation or in connection with a proceeding in which the person is adjudged liable on the basis that he derived an improper personal benefit.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the Corporation pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

Not applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

The financial statements filed herewith are:

•	Audited financial statements of Medi-Scan, LLC for the years December 31, 2019 and the period from inception (September 25, 2018) to December 31, 2018.
•	Unaudited financial statements of Medi-Scan, LLC for six month periods ended June 30, 2020 and 2019.
•	Unaudited pro forma financial information of the Corporation and subsidiaries for the year ended December 31, 2019 and the six months ended June 30, 2020.

Exhibits

2.1	Share Exchange Agreement dated November 12, 2020 among HYB Holding Corp., Medi-Scan, Inc., and the Shareholders of Medi-Scan, Inc.
3.1	Articles of Amendment to Articles of Incorporation of HYB Holding Corp. filed on November 16, 2020.
3.2	Form of 7% Convertible Debenture
10.1	Technology Assignment Agreement dated December 18, 2018 among Richard Parker, 6 Sigma LLC and Medi-Scan, LLC.
15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HYB Holding Corp.

Date: November 16, 2020	By:	/s/ David Rubin David Rubin, Chief Executive Officer

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Medi-Scan, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Medi-Scan LLC.(the Company) as of December 31, 2019 and 2018, and the related statements of operations, changes in members’ equity, and cash flows for the year ended December 31, 2019 and the period from inception (September 25, 2018) to December 31, 2018, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the year ended December 31, 2019 and the period from inception (September 25, 2018) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

As discussed in Note 3 to the accompanying financial statements, the accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. However, the Company has not completed its efforts to establish a source of revenues sufficient to cover its operating costs over an extended period of time and has an accumulated deficit of $706,498 at December 31, 2019. The Company has had no revenues since inception. These factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern. Continuation as a going concern is dependent on the ability to raise additional capital and financing, though there is no assurance of success. Management’s plans in regard to these matters are also described in Note 3 to the accompanying financial statements.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Prager Metis CPA’s LLC

We have served as the Company’s auditor since 2020

Hackensack, New Jersey
November 16, 2020

F-1

MEDI-SCAN LLC
BALANCE SHEETS

	December 31,
	2019	2018
ASSETS
Current Assets:
Due From Related Party	$105,754	$221,129
Total Current Assets	105,754	221,129

Intangible Assets Net of Accumulated Amortization	64,815	103,704

Total Assets	$170,569	$324,833

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
Accounts Payable	$36,400	$15,996
Total Current Liabilities and total Liabilities	36,400	15,996

Members' Equity:
Member Contributions	840,667	466,667
Accumulated Deficit	(706,498)	(157,830)
Total Members' Equity	134,169	308,837

Total Liabilities and Members' Equity	$170,569	$324,833

 The accompanying notes are an integral part of these financial statements.

F-2

MEDI-SCAN LLC
STATEMENTS OF OPERATIONS

	For the year ended December 31, 2019	Period from inception (September 25, 2018) to December 31, 2018

Revenue	$—	$—

Expenses:
General and Administrative	71,101	23,619
Rent Expense – Related Party	17,137	8,346
Administrative Fee – Related Party	102,000	51,000
Research and Development	206,441	842
Research and Development – Related Party	113,100	61,060
Amortization	38,889	12,963
Total Expenses	548,668	157,830

Net Loss	$(548,668)	$(157,830)

 The accompanying notes are an integral part of these financial statements.

F-3

MEDI-SCAN LLC
STATEMENTS OF CHANGES IN MEMBERS EQUITY

	Member contributions	Accumulated Deficit	Total
Balance at Inception (September 25, 2018)	$—	$—	$—
Members' Cash Contribution	350,000		350,000
Contribution of Intangible Assets for Membership Interest	116,667		116,667
Net Loss		(157,830)	(157,830)
Balance at December 31, 2018	466,667	(157,830)	308,837
Members' Cash Contribution	374,000		374,000
Net Loss		(548,668)	(548,668)
Balance at December 31, 2019	$840,667	$(706,498)	$134,169

  The accompanying notes are an integral part of these financial statements.

F-4

MEDI-SCAN LLC
STATEMENTS OF CASH FLOWS

	For the year ended December 31, 2019	Period from inception (September 25, 2018) to December 31, 2018
Cash flows from operating activities:
Net loss	$(548,668)	$(157,830)
Adjustments to Reconcile Net Loss to Net Cash
used in operating activities
Amortization expense	38,889	12,963
Changes in operating assets and liabilities:
Due From Related Party	115,375	(221,129)
Accounts payable	20,404	15,996
Net cash used in operating activities	(374,000)	(350,000)

Cash flows from financing activities:
Capital contributions	374,000	350,000
Net cash provided by financing activities	374,000	350,000

Net change in cash	—	—
Cash, beginning of period	—	—
Cash, end of period	$—	$—

 The accompanying notes are an integral part of these financial statements.

F-5

Medi-Scan LLC
NOTES TO THE FINANCIAL STATEMENTS
Year Ended December 31, 2019 and Period from Inception (September 25, 2018) to December 31, 2018

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Medi-Scan LLC (the “Company”) was formed in the state of Florida on September 25, 2018.

During 2018 and 2019 the Company identified and developed a series of proprietary technologies for which a patent has been applied for in 2020.

The Company is engaged in developing a software application that will enhancing the use of traditional ultrasoound technology. The Company intends to provide the medical community a cloud-based APP that will convert 2D ultrasound scans into 3D HD ultrasound images as an enhanced medical screening and diagnostic tool. Medi-Scan has developed a medical imaging technology that converts grey scale ultrasound to precise digital images. The enhanced digital image shows the surface and interior of a tissue object applicable for Dense (ligaments, tendons) and Soft (muscle, skin, internal organs) tissue.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements. Actual results could differ from those estimates.

Concentrations of Credit Risk

We maintain our cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. We continually monitor our banking relationships and consequently have not experienced any losses in our accounts. We believe we are not exposed to any significant credit risk on cash.

Software development costs

In accordance with ASC 985-20 the Company expenses software development costs, including costs to develop software products or the software component of products to be sold, leased, or marketed to external users, before technological feasibility is reached. Technological feasibility is typically reached shortly before the release of such products. Software development costs also include costs to develop software to be used solely to meet internal needs and cloud-based applications used to deliver our services. The Company capitalizes development costs related to these software applications once the preliminary project stage is complete and it is probable that the project will be completed, and the software will be used to perform the function intended. Capitalization ends, and amortization begins when the product is available for general release to customers.

F-6

Medi-Scan LLC
NOTES TO THE FINANCIAL STATEMENTS
Year Ended December 31, 2019 and Period from Inception (September 25, 2018) to December 31, 2018

Impairment of Intangible Assets

The Company reviews intangible assets for impairment when events or changes in circumstances indicate the carrying amount may not be recoverable. The Company measures recoverability of these assets by comparing the carrying amounts to the future undiscounted cash flows that the assets or the asset group are expected to generate. If the carrying value of the assets are not recoverable, the impairment recognized is measured as the amount by which the carrying value of the asset exceeds its fair value. Management has determined that no impairment exists as of December 31, 2019.

Fair Value of Financial Instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1: Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2: Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3: Pricing inputs that are generally unobservable inputs and not corroborated by market data.

F-7

Medi-Scan LLC
NOTES TO THE FINANCIAL STATEMENTS
Year Ended December 31, 2019 and Period from Inception (September 25, 2018) to December 31, 2018

Income Taxes

No provision for income taxes has been recorded since the Company is treated as a partnership for income tax purposes and the income or loss is passed through to its members.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company has no material uncertain tax positions.

Recently Adopted Accounting Standards

The Company has reviewed other recently issued accounting pronouncements and plans to adopt those that are applicable to it. The Company does not expect the adoption of any other pronouncements to have an impact on its results of operations or financial position.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not completed its efforts to establish a source of revenues sufficient to cover its operating costs over an extended period of time and has an accumulated deficit of $706,498 at December 31, 2019. The Company has had no revenues since inception. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of these uncertainties.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital or debt to fund operating expenses until its planned operations begin to generate revenue. The Company is not expecting to recognize revenue until 2021.

NOTE 4 – INTANGIBLE ASSETS

The Company’s intangible assets consist of the intellectual property acquired from one its members for a capital contribution (See Note 6). This consists of all research, development, and technology related to medical imaging. The intangible assets are being amortized over three years. Amortization expense relating to the intangible assets aggregated $38,889 and $12,963 for the year ending December 31, 2019 the period ending December 31, 2018, respectively.

F-8

Medi-Scan LLC
NOTES TO THE FINANCIAL STATEMENTS
Year Ended December 31, 2019 and Period from Inception (September 25, 2018) to December 31, 2018

NOTE 5 – RELATED PARTY

The Company has a month-month sublease from a company owned by one of its members at a base monthly rent of $1,447. Rent expense relating to this sublease was $8,346 and $17,137 for the period ending December 31, 2018 and the year ending December 31, 2019, respectively.

Company paid a monthly $8,500 administrative fee to a company owned by one of its members.

The Company expensed $102,000 and $51,000 relating to this administrative fee for the year ending December 31, 2019 and for the period ending December 31, 2018, respectively

The Companies capital contributions were held in an account of one of its members. The expenses of the company were paid from this account. As of December 31, 2019 and 2018, the amount remaining in the account was $105,754 and $221,129 respectively. These amounts have been presented as due from related party on the accompanying balance sheets.

The Company has a multi-year agreement with Richard Parker, the principal scientific developer of the Company’s technology and holder of a 25% membership interest in the company for $6,000 per month. The Company expensed $113,100 and $61,060 relating to this agreement for the year ending December 31, 2019 the period ending December 31, 2018, respectively.

NOTE 6 – MEMBERS’ EQUITY

The Company’s founders contributed an aggregate of $374,000 and $350,000 during the period ending December 31, 2018 and the year ending December 31, 2019, respectively.

Richard F. Parker and Charlotte Parker Revocable Living Trust acquired a 25% membership interest through a contribution of intangible assets owned by Richard Parker to the Company. The contribution was valued at $116,667, which was based on the original capital contribution by the founding members of the Company.

NOTE 7 - SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through November 16, 2020 the date that the financial statements were available to be issued and has determined as follows:

On August 25, 2020, the Company filed articles of conversion with the state of Florida to convert from an LLC to a corporation. In connection with the conversion the Company issued 10,000 shares of common stock for the outstanding membership interest of the Company.

In August and September 2020, the Company received loans from unrelated parties in the aggregate amount of $375,000 in the form of a 7% exchangeable promissory note.

F-9

Medi-Scan LLC
NOTES TO THE FINANCIAL STATEMENTS
Year Ended December 31, 2019 and Period from Inception (September 25, 2018)

to December 31, 2018

The Company completed an investment of $250,000 for a 25% membership interest in the Company with STORM Funding, a Company owned and controlled by David Rubin. David Rubin joined the Company as Executive Chairman.

On November 12, 2020, HYB Holding Corp. entered into an exchange agreement with Medi-Scan, Inc. (the successor to Medi-Scan, LLC) and all of the shareholders of Medi-Scan Inc., pursuant to which all of the shareholders of Medi-Scan agreed to transfer all of the issued and outstanding stock of Medi-Scan to HYB Holding Corp., and HYB Holding Corp. agreed to issue to the shareholders of Medi-Scan, Inc. 156,837 shares of its Series A Preferred Stock.

The advent of the COVID-19 pandemic has refocused the Company to come out in Phase I with an App that can help highlight the COVID-19 induced lung lesions and help mobile ultrasound be the go to imaging device in the clinical assessment of the viral impact in the lungs. The Company filed an Emergency Use Authorization (EUA) with the Food and Drug Administration (FDA) to obtain a fast track FDA authorization/approval based on the COVID-19 Pandemic.

In December 2019, a novel strain of coronavirus (COVID-19) emerged in Wuhan, Hubei Province, China. While initially the outbreak was largely concentrated in China and caused significant disruptions to its economy, it has now spread to most other countries and infections have been reported globally. Because COVID-19 infections have been reported throughout the United States, certain federal, state and local governmental authorities have issued stay-at-home orders, proclamations and/or directives aimed at minimizing the spread of COVID-19. The ultimate impact of the COVID-19 pandemic on the Company’s operations is unknown and will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the COVID-19 outbreak, new information which may emerge concerning the severity of the COVID-19 pandemic, and any additional preventative and protective actions that governments, or the Company, may direct, which may result in an extended period of continued business disruption, and reduced operations. Any resulting financial impact cannot be reasonably estimated at this time but it may have a material adverse impact on our business, financial condition and results of operations. Management expects that its business will be impacted to some degree, but the significance of the impact of the COVID-19 outbreak on the Company’s business and the duration for which it may have an impact cannot be determined at this time.

F-10

MEDI-SCAN LLC
BALANCE SHEETS
(UNAUDITED)
	June 30, 2020	December 31, 2019
ASSETS
Current Assets:
Cash	$191	$—
Due From Related Party	—	105,754
Total Current Assets	191	105,754

Intangible Assets Net of Accumulated Amortization	45,371	64,815

Total Assets	$45,562	$170,570

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
Accounts Payable	$2,056	$36,400
Total Current Liabilities and total Liabilities	2,056	36,400

Members' Equity:
Member Contributions	959,715	840,667
Accumulated Deficit	(916,209)	(706,498)
Total Members' Equity	43,506	134,169

Total Liabilities and Members' Equity	$45,562	$170,570

See accompanying notes to unaudited financials Statements.

F-11

MEDI-SCAN LLC
STATEMENTS OF OPERATIONS
(UNAUDITED)

	Six Months Ended
	June 30, 2020	June 30, 2019

Revenue	$—	$—

Expenses:
General and Administrative	23,221	37,515
Rent Expense – Related Party	7,233	8,457
Administrative Fee – Related Party	62,500	51,000
Research and Development	59,812	107,798
Research and Development – Related Party	37,500	33,000
Amortization	19,444	19,444
Total Expenses	209,711	257,214

Net Loss	$(209,711)	$(257,214)

See accompanying notes to unaudited financials Statements.

F-12

MEDI-SCAN LLC
STATEMENTS OF CHANGES IN MEMBERS EQUITY
(UNAUDITED)

	Member contributions	Accumulated Deficit	Total
Balance at December 31, 2018	$466,668	$(157,831)	$308,837
Members' Cash Contribution	95,000		95,000
Net Loss		(257,214)	(257,214)
Balance at June 30, 2019	$561,668	$(415,045)	$146,623

Balance at December 31, 2019	840,667	(706,498)	134,169
Members' Cash Contribution	119,048		119,048
Net Loss		(209,711)	(209,711)
Balance at June 30, 2020	$959,715	$(916,209)	$43,506

See accompanying notes to unaudited financials Statements.

F-13

MEDI-SCAN LLC
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended
	June 30, 2020	June 30, 2019
Cash flows from operating activities:
Net loss	$(209,711)	$(257,214)
Adjustments to Reconcile Net Loss to Net Cash
Used in Operating Activities
Amortization expense	19,444	19,444
Changes in operating assets and liabilities:
Due From Related Party	105,373	158,766
Accounts payable	(34,344)	(15,996)
Net cash used in operating activities	(119,239)	(95,000)

Cash flows from financing activities:
Capital contributions	119,048	95,000
Net cash provided by financing activities	119,048	95,000

Net change in cash	191	—
Cash, beginning of period	—	—
Cash, end of period	$191	$—

See accompanying notes to unaudited financials Statements.

F-14

Medi-Scan LLC
NOTES TO THE FINANCIAL STATEMENTS
Six Month Periods Ended June 30, 2020 and 2019 (Unaudited)

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Medi-Scan LLC was formed in the state of Florida on September 25, 2018.

During 2018 and 2019 the Company identified and developed a series of proprietary technologies for which a patent has been applied for in 2020.

The Company is engaged in developing a software application that will enhancing the use of traditional ultrasoound technology. The Company intends to provide the medical community a cloud-based APP that will convert 2D ultrasound scans into 3D HD ultrasound images as an enhanced medical screening and diagnostic tool. Medi-Scan has developed a medical imaging technology that converts grey scale ultrasound to precise digital images. The enhanced digital image shows the surface and interior of a tissue object applicable for Dense (ligaments, tendons) and Soft (muscle, skin, internal organs) tissue.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America for interim financial information and with Rule 8-03 of Regulation S-X. Accordingly, the unaudited interim financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. Notes to the unaudited interim financial statements that would substantially duplicate the disclosures contained in the audited financial statements for the year ended December 31, 2019 have been omitted; these unaudited interim financial statements should be read in conjunction with the audited financial statements and the footnotes thereto for the fiscal year ended December 31, 2019 included in this filing.

In the opinion of management, all adjustments consisting of normal recurring entries necessary for a fair statement of the periods presented for: (a) the financial position; (b) the result of operations; and (c) cash flows, have been made in order to make the unaudited interim financial statements presented not misleading.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements.

F-15

Medi-Scan LLC
NOTES TO THE FINANCIAL STATEMENTS
Six Month Periods Ended June 30, 2020 and 2019 (Unaudited)

Concentrations of Credit Risk

We maintain our cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. We continually monitor our banking relationships and consequently have not experienced any losses in our accounts. We believe we are not exposed to any significant credit risk on cash.

Software development costs

The Company expenses software development costs, including costs to develop software products or the software component of products to be sold, leased, or marketed to external users, before technological feasibility is reached. Technological feasibility is typically reached shortly before the release of such products. Software development costs also include costs to develop software to be used solely to meet internal needs and cloud-based applications used to deliver our services. The Company capitalizes development costs related to these software applications once the preliminary project stage is complete and it is probable that the project will be completed, and the software will be used to perform the function intended. Capitalization ends, and amortization begins when the product is available for general release to customers.

Impairment of Intangible Assets

The Company reviews intangible assets for impairment when events or changes in circumstances indicate the carrying amount may not be recoverable. The Company measures recoverability of these assets by comparing the carrying amounts to the future undiscounted cash flows that the assets or the asset group are expected to generate. If the carrying value of the assets are not recoverable, the impairment recognized is measured as the amount by which the carrying value of the asset exceeds its fair value.

Fair Value of Financial Instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

F-16

Medi-Scan LLC
NOTES TO THE FINANCIAL STATEMENTS
Six Month Periods Ended June 30, 2020 and 2019 (Unaudited)

Level 1: Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2: Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3: Pricing inputs that are generally unobservable inputs and not corroborated by market data.

Income Taxes

No provision for income taxes is made since the Company is treated as a partnership for income tax purposes and the income or loss is passed through to its members.

ASC Topic 740.10.30 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740.10.40 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company has no material uncertain tax positions.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not completed its efforts to establish a source of revenues sufficient to cover its operating costs over an extended period of time and has an accumulated deficit of $916,209 as of June 30, 2020. The Company has had no revenues since inception. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that may result from the outcome of these uncertainties.

The advent of the COVID-19 pandemic has refocused the Company to come out in Phase I with an App that can help highlight the COVID-19 induced lung lesions and help mobile ultrasound be the go to imaging device in the clinical assessment of the viral impact in the lungs. The Company filed an Emergency Use Authorization (EUA) with the Food and Drug Administration (FDA) to obtain a fast track FDA authorization/approval based on the COVID-19 Pandemic.

F-17

Medi-Scan LLC
NOTES TO THE FINANCIAL STATEMENTS
Six Month Periods Ended June 30, 2020 and 2019 (Unaudited)

In December 2019, a novel strain of coronavirus (COVID-19) emerged in Wuhan, Hubei Province, China. While initially the outbreak was largely concentrated in China and caused significant disruptions to its economy, it has now spread to most other countries and infections have been reported globally. Because COVID-19 infections have been reported throughout the United States, certain federal, state and local governmental authorities have issued stay-at-home orders, proclamations and/or directives aimed at minimizing the spread of COVID-19. The ultimate impact of the COVID-19 pandemic on the Company’s operations is unknown and will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the COVID-19 outbreak, new information which may emerge concerning the severity of the COVID-19 pandemic, and any additional preventative and protective actions that governments, or the Company, may direct, which may result in an extended period of continued business disruption, and reduced operations. Any resulting financial impact cannot be reasonably estimated at this time but it may have a material adverse impact on our business, financial condition and results of operations. Management expects that its business will be impacted to some degree, but the significance of the impact of the COVID-19 outbreak on the Company’s business and the duration for which it may have an impact cannot be determined at this time.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital or debt to fund operating expenses until its planned operations begin to generate revenue. The Company is not expecting to recognize revenue until 2021.

NOTE 4 – INTANGIBLE ASSETS

The Company’s intangible assets consist of the intellectual property acquired from one it’s members for a capital contribution. This consists of all research, development, and technology related to medical imaging. The intangible assets are being amortized over three years. Amortization expense relating to the intangible assets aggregated $38,889 and $ 19,444 for the year ending December 31, 2019 the period ending June 30, 2020, respectively.

NOTE 5 - RELATED PARTY

The Company has a month-month sublease from a company owned by one of its members at a base monthly rent of $1,447. Rent expense relating to this sublease was $7,233 and $17,137 for the period ending June 30, 2020 and the year ending December 31, 2019, respectively.

Company paid a monthly $8,500 administrative fee to a company owned by one of its members.

The Company expensed $51,000 and $62,500 relating to this administrative fee for the six months ended June 30, 2019 and six months ended June 30, 2020, respectively.

F-18

Medi-Scan LLC
NOTES TO THE FINANCIAL STATEMENTS
Six Month Periods Ended June 30, 2020 and 2019 (Unaudited)

The Companies capital contributions were held in an account of one of its members. The expenses of the company were paid from this account. As of December 31, 2019, and June 30, 2020, the amount remaining in the account was $105,754 and $0 respectively. These amounts have been presented as due from related party on the accompanying balance sheets.

The Company has a multi-year agreement with Richard Parker, the principal scientific developer of the Company’s technology and holder of a 25% membership interest in the company for $6,000 per month. The Company expensed $33,000 and $37,500 relating to this agreement for the six months ended June 30, 2019 and six months ended June 30, 2020, respectively.

NOTE 6 – EQUITY

The Company’s founders contributed an aggregate of $374,000 and $350,000 during the period ending December 31, 2018 and the year ending December 31, 2019, respectively.

Richard F. Parker and Charlotte Parker Revocable Living Trust acquired a 25% membership interest through a contribution of intangible assets owned by Richard Parker to the Company. The contribution was valued at $116,667, which was based on the original capital contribution by the founding members of the Company.

The Company entered into agreement for an investment of $250,000 for a 25% membership interest in the company on May 21, 2020 with STORM Funding, a company owned and controlled by David Rubin. David Rubin joined the Company as Executive Chairman. As of June 30, 2020, $119,048 has been invested into the company.

NOTE 7 - SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through 2020 that the financial statements were available to be issued and has determined as follows:

On August 25, 2020, the company filed articles of conversion with the state of Florida to convert from an LLC to a corporation. In connection with the conversion the company issued 10,000 shares of common stock for the outstanding membership interest of the company.

In August and September 2020, the company received loans from unrelated parties in the aggregate amount of $375,000 in the form of a 7% exchangeable promissory note.

On November 12, 2020, HYB Holding Corp. entered into an exchange agreement with Medi-Scan, Inc. (the successor to Medi-Scan, LLC) and all of the shareholders of Medi-Scan Inc., pursuant to which all of the shareholders of Medi-Scan agreed to transfer all of the issued and outstanding stock of Medi-Scan to HYB Holding Corp., and HYB Holding Corp. agreed to issue to the shareholders of Medi-Scan, Inc. 156,837 shares of its Series A Preferred Stock.

F-19

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 AND AS OF AND FOR THE SIX MONTHS ENDED JULY 31, 2020

Effective November 12, 2020, Medi-Scan Inc. and the shareholders of Medi-Scan, Inc. entered into a Securities Exchange Agreement (the “Exchange Agreement”) with HYB Holding Corp., a Utah corporation pursuant to which Medi-Scan Inc. became a wholly-owned subsidiary of HYB Holding Corp. (the “Medi-Scan Acquisition”).

The transactions described above will be accounted for as a reverse merger (the "Merger"). Accordingly, Medi-Scan Inc. will be the accounting acquiror.

The unaudited combined pro forma balance sheet includes the balance sheet of Medi-Scan LLC at June 30, 2020 and the balance sheet of HYB Holding Corp. at June 30, 2020.

The unaudited combined pro forma statement of operations for the year ended December 31, 2019, which gives effect to the Merger as if it occurred on January 1, 2019, includes the statement of operations of Medi-Scan LLC. for the year ended December 31, 2019 and the statement of operations of HYB Holding Corp. for the year ended December 31, 2019.

The unaudited combined pro forma statement of operations for the six month period ended June 30, 2020, which gives effect to the Merger as if it occurred on January 1, 2020, includes the statement of operations of Medi-Scan LLC for the six months ended June 30, 2020 and the statement of operations of HYB Holding Corp. for the six months ended June 30, 2020.

In the opinion of the management of HYB Holding Corp., all adjustments necessary to present fairly such unaudited pro forma financial statements have been made as described below:

(a)       HYB Holding Corp. will issue 156,837 shares of Series A Preferred Stock. Each share of SA Preferred Stock will have the voting power of 2,000 common shares, will be convertible into 2,000 common shares, and will have a liquidation preference of $0.01.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the actual results had the merger occurred at January 1, 2019, nor do they purport to indicate the results of future operations or financial position of the either company.

The unaudited pro forma combined financial statements should be read in connection with the historical financial statements and notes thereto of Medi-Scan LLC and HYB Holding Corp., which are included in this filing.

F-20

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

	Medi-Scan LLC June 30, 2020	HYB Holding Corp. June 30, 2020	ADJUSTMENTS	PRO FORMA
ASSETS
Current Assets:
Cash	$191	$—	$—	$191
Due From Related Party	—	—	—	—
Total Current Assets	191	—	—	191

Intangible Assets Net of Accumulated Amortization	45,371	—	—	45,371

Total Assets	$45,562	$—	$—	$45,562

LIABILITIES AND MEMBERS'/ STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts Payable - related party	$—	$25,708	$—	$25,708
Accounts Payable	2,056	5,500	—	7,556
Loan payable - related party	—	13,303	—	13,303
Total Current Liabilities and total Liabilities	2,056	44,511	—	46,567

Members'/ Stockholders' Equity:
Series A Preferred stock, $.001 par value, 2,000,000 authorized			157	157
Common Stock, $0.001 par value, 200,000,000 shares authorized, 9,701,269 issued and outstanding	—	9,701	—	9,701
Additional Paid in capital	959,715	—	(54,369)	905,346
Accumulated Deficit	(916,209)	(54,212)	54,212	(916,209)
Total Members' Equity	43,506	(44,511)	—	(1,005)

Total Liabilities and Members' Equity	$45,562	$—	$—	$45,562

F-21

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Medi-Scan LLC Years Ended	HYB Holding Corp. Years Ended	ADJUSTMENTS	PRO FORMA
	December 31, 2019	December 31, 2019

Revenue	$—	$—	$—	$—

Expenses:
General and Administrative	71,101	11,500	—	82,601
General and Administrative – Related Party	102,000	16,756	—	118,756
Rent Expense – Related Party	17,137		—	17,137
Research and Development	206,441		—	206,441
Research and Development – Related Party	113,100		—	113,100
Amortization	38,889		—	38,889
Total Expenses	548,668	28,256	—	576,924

Net Loss	$(548,668)	$(28,256)	$—	$(576,924)

F-22

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Medi-Scan LLC Six Months Ended	HYB Holding Corp. Six Months Ended	ADJUSTMENTS	PRO FORMA
	June 30, 2020	June 30, 2020

Revenue	$—	$—	$—	$—

Expenses:
General and Administrative	23,221	16,602	—	39,823
General and Administrative – Related Party	62,500	20,892	—	83,392
Rent Expense – Related Party	7,233	—	—	7,233
Research and Development	59,812	—	—	59,812
Research and Development – Related Party	37,500	—	—	37,500
Amortization	19,444	—	—	19,444
Total Expenses	209,711	37,494	—	247,205

Net Loss	$(209,711)	$(37,494)	$—	$(247,205)

F-23